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                                                                   Exhibit 10.44

                           CROSSWORLDS SOFTWARE, INC.

               AMENDMENT TO SECURED NON-RECOURSE PROMISSORY NOTES
               --------------------------------------------------

         This Amendment to the Secured Non-Recourse Promissory Notes dated April 26, 2000 and June 7, 2000 ("Amendment") is made as of November 9, 2001 between
                            ---------
CrossWorlds Software, Inc., a Delaware corporation (the "Company") and Alfred J.
                                                         -------
Amoroso and Regina A. Amoroso (the "Borrowers").
                                    ---------

         WHEREAS, the Company and the Borrowers entered into Secured Non-Recourse Promissory Notes dated April 26, 2000 and June 7, 2000 pursuant to which the Company loaned the Borrowers a total of $1,500,000 (each a "Note" and
                                                                      ----
collectively the "Notes"); and
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         WHEREAS, on August 23, 2001 the board of directors of the Company passed a resolution authorizing the amendment of the Notes to provide for complete forgiveness of the Notes upon a Change of Control (as defined in Mr. Amoroso's employment agreement dated October 5, 1999).

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. Section 1 of each Note is hereby amended to read in its entirety as follows:

          Payment. Borrowers jointly and severally promise to repay the
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principal and interest balance of this Note within ten days following the earlier to occur of (A) the sale, conveyance, assignment, alienation or any other form of transfer of the Borrowers' principal residence located at 20 Farm Hill Court, Hillsborough, CA 94010, or (B) nine months after the date of termination of Mr. Amoroso's employment with the Company. So long as Mr. Amoroso remains an employee of the Company, the Company shall forgive the principal and accrued interest of this Note in equal monthly installments on the last day of each month from the first day of his employment with the Company for a period of forty-eight (48) months. In the event of a termination of Mr. Amoroso's employment with the Company "Without Cause" or for "Good Reason" (as such terms are defined in Mr. Amoroso's employment agreement with the Company dated October 5, 1999) prior to October 7, 2003, then on the termination date the Company shall forgive the monthly installments of principal and accrued interest of this Note for twelve (12) additional months as if Mr. Amoroso had been employed by the Company for those additional months. In the event of a Change of Control of the Company (as defined in Mr. Amoroso's employment agreement with the Company dated October 5, 1999), the Company shall completely forgive the principal and any accrued interest of this Note. The Company will make periodic bonus payments to Mr. Amoroso which, following the deduction of all applicable taxes, will allow Mr. Amoroso to make all tax payments on the forgiven amounts.

         Any payment to be made on a date that is not a business day may be made on the next business day thereafter. The records of the Company shall be conclusive evidence of the unpaid principal balance hereof, and of all payments made in respect thereof, absent manifest error.

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     2.   Except as set forth in Section 1 of this Amendment, the other provisions of the Notes shall continue in effect without change.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:                                 CROSSWORLDS SOFTWARE, INC.


 /s/ Alfred J. Amoroso
------------------------------------       By: /s/ James W. Budge
Alfred J. Amoroso                             --------------------------------
                                           Name: James W. Budge
                                                ------------------------------
                                           Title: Chief Financial Officer
                                                 -----------------------------
 /s/ Regina A. Amoroso
------------------------------------
Regina A. Amoroso

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